                               CareerTek.org Inc.
              170 Atwell Drive, Suite 640 Toronto, Ontario M9W 3Z3
                       416 679 8688 (T) 416 679 8684 (F)
                             galligan@careertek.org

October 12, 2000

Mr. Tony Harnett
RR#1 Alton, ON
LON 1AO

VIA Hand Delivery

Dear Mr. Harnett  RE: Summary Term Sheet for Position of VP Corporate Sales:
                                     CareerTek.Org Inc

The purpose of this letter is to propose the general terms and conditions of a contract with you, as follow:

Job Title: VP Marketing

1.       Responsibilities:
        o        Develop and Drive a Marketing Program that results in "Usage
                 Contracts" with particularly Canadian Top 100 and Fortune 500
                 Corporate for JobFit profiles.
        o        Negotiate favorable revenue sharing Agreements wit "other
                 marketing agents"
        o        Manage and Develop in House Sales Force
        o        Develop, Create, and Produce materials and training programs to support sales and marketing of the Company's three key
                 products: jobFit, careerFit, studentFit.
        o        Operate within established budgetary parameters.
        o        File concise weekly results reports on appropriate topics and activities.
        o        File monthly summary reports for presentation to Executive
                 Committee or Board of Directors.
        o        From a team-centered concept, assist all Company employees in creating a value-centered workplace where employees, managers and shareholders will share in the personal and financial
                 rewards wrought by outstanding performance.
        o        Provide mentoring and instruction to other employees.
        o        Manage Specialized Marketing projects

2.       Compensation: A package based on performance objectives as follows:
        o        Base Salary: 90 day probation period:       $5,000.00 per month
                 paid 50% at the 15% and last day of the month
                 Escalations in salary based on attaining performance revenue objectives for a three-month running average as follows:
                >>       At $20,000/month add $1,000.00 per month for $6,000
                >>       At $50,000/month add $1,000.00 per month for $7,000
                >>       At $100,000/month add $1,500.00 per month for $8,500
                >>       At $150,000/month add $1,500.00 per month for $9,000
                >>       At $200,000/month add $1,500.00 per month for $10,500
                >>       At #250,000/month add $1,500.00 per month for $12,500

        o        Out of pocket expenses as approved reimbursed 100%
        o        Signing Bonus: 50,000 common shares of the company vested upon completion of one-year continuous service. Second to fifth annual anniversary share bonuses of 50,000 common shares.
        o        "Special" Shares Bonuses: Based on revenue generated by all gross sales for a three month running average as follows:
                >>       At $20,000/month - 5,000 shares
                >>       At $50,000/month - 5,000 shares / 10,000 total
                >>       At $100,0000/month -  5,000 shares / 15,000 total
                >>       At $150,000/month - 5,000 shares /  20,000 total
                >>       At $200,000/month -  5,000 shares /  25,000 total

        o        Additional Share, Cash Incentive, and/or Option Plan Bonuses
                 per programs instituted by Board Of Directors form time to time
        o        Special Proviso for 5% override commissions on business
                 generated through ADP and ADP relationships.
3.       Term: Three (3) Years subject to termination on 90 days notice.
4.       Initiation Date: ASAP
5.       Benefits: In accordance with corporate plans if any in effect.

If this proposal is acceptable to you kindly so indicate below and provide a copy to us.

Sincerely,                                           Accepted:
/s/ Mark L. Galligan                              /s/  Anthony Harnett
    Mark L. Galligan                                   Anthony Harnett
    Principal